Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Subsequent Events

NOTE 8 – SUBSEQUENT EVENTS

On November 12, 2013, the Board of Directors authorized the Company to grant 1,375,000 stock options to executives for the purchase of its common stock, pursuant to their employment agreements. The Company has not granted these options as of the date of this report.

NOTE 6 – SUBSEQUENT EVENTS

On July 11, 2013, Walker Licensing, Walker Digital and Walker Holdings entered into a merger agreement setting out, among other things, the terms under which the proposed merger transaction will be undertaken. Under the transaction, all of the outstanding membership interests of Walker Holdings will be exchanged for shares of Walker Licensing common stock and shares of a new Series B Preferred Stock of Walker Licensing, resulting in Walker Digital receiving approximately 70.79% of the economic interest and not less than 80% of the voting interest in Walker Licensing. The shares of common stock to be received by Walker Digital will be subject to lock-up agreements whereby such shares cannot be sold or transferred for a period of one year following closing, other than to affiliates and to current and former officers or members of Walker Digital and its affiliates (and on the condition such transferees enter into a similar lock-up agreement), upon a pledge of such securities (and on condition such pledgee will enter into a similar lock-up agreement) or in a secondary sale contemplated in connection with the merger. Walker Digital may also receive an additional 2,166,667 shares subject to certain performance conditions.